UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT

OF 1934

Date of Report (Date of earliest event reported): February 26, 2015

US ECOLOGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-11688	95-3889638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

251 E. Front St., Suite 400 Boise, Idaho (Address of principal executive offices)		83706 (Zip Code)

(208) 331-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 26, 2015 US Ecology, Inc., issued a press release reporting its results for the quarter ended December 31, 2014. A copy of the press release is attached as Exhibit 99.1 to this report.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 7.01. Regulation FD Disclosure

Attached as Exhibit 99.2 and furnished for purposes of Regulation FD is the Q4 2014 Earnings Conference Call Presentation to be used by US Ecology, Inc. during the investor earnings call on Friday, February 27, 2015.

The information in this report (including Exhibit 99.2) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits relating to Item 2.02 and Item 7.01 shall be deemed to be furnished, and not filed:

99.1	Press Release of US Ecology, Inc. dated February 26, 2015
99.2	US Ecology, Inc. Q4 2014 Earnings Conference Call Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

US ECOLOGY, INC. (Registrant)

Date: February 26, 2015	By:	/s/ Eric L. Gerratt
Eric L. Gerratt Executive Vice President & Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of US Ecology, Inc. dated February 26, 2015
99.2	US Ecology, Inc. Q4 2014 Earnings Conference Call Presentation